SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-12

GMO Trust

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transactions applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

GMO Trust

GMO Benchmark-Free Allocation Fund

40 Rowes Wharf
Boston, Massachusetts 02110

October 12, 2011

Dear Shareholder:

A Special Meeting of the Shareholders of GMO Benchmark-Free Allocation Fund (the “Fund”), a series of GMO Trust (the “Trust”), will be held on November 10, 2011 at 9:00 a.m., Boston time, at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), on the 2nd floor of 40 Rowes Wharf, Boston, Massachusetts.

The Trust’s Board of Trustees is seeking your vote to approve a new management contract between the Trust, on behalf of the Fund, and GMO, the investment manager to the Fund.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, your vote is important. To have your vote count, you must return a proxy card.

If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,

Jason B. Harrison
Clerk

Important Notice Regarding Availability of Proxy Materials for the
Shareholder Meeting to be held on November 10, 2011:

This Proxy Statement is Available at http://www.proxyonline.us/docs/gmobmfa.pdf.

GMO TRUST

GMO Benchmark-Free Allocation Fund

40 Rowes Wharf
Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of GMO Benchmark-Free Allocation Fund:

Notice is hereby given that a special meeting of the shareholders of GMO Benchmark-Free Allocation Fund (the “Fund”), a series of GMO Trust (the “Trust”), will be held on November 10, 2011 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), on the 2nd Floor of 40 Rowes Wharf, Boston, Massachusetts, at 9:00 a.m., Boston time, and any postponement or adjournment thereof (the “Special Meeting”), for the following purposes, which are more fully described in the accompanying Proxy Statement:

1.	To approve a new management contract between the Trust, on behalf of the Fund, and GMO, the investment manager to the Fund.

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.

The Board of Trustees of the Trust unanimously recommends that you vote for the approval of the new management contract between the Trust, on behalf of the Fund, and GMO. The Board of Trustees of the Trust has fixed the close of business on October 5, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any postponement or adjournment thereof. Only those shareholders who owned shares in the Fund at the close of business on the Record Date can vote at the Special Meeting or any adjournments thereof. Copies of these proxy materials, including this notice of the Special Meeting, the Proxy Statement, and the proxy card, also are available to you at http://www.proxyonline.us/docs/gmobmfa.pdf. Information on how to obtain directions to attend the Special Meeting and vote in person can be obtained by calling 1-617-346-7646.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the Special Meeting. If you desire to vote in person at the Special Meeting, you may revoke your proxy at any time before it is exercised.

By order of the Board of Trustees of the Trust,

Jason B. Harrison
Clerk

October 12, 2011

PROXY STATEMENT

GMO TRUST

GMO Benchmark-Free Allocation Fund

40 Rowes Wharf
Boston, Massachusetts 02110

INTRODUCTION

The enclosed proxy is solicited by the Trustees of GMO Trust (the “Trust”) for use at the Special Meeting of Shareholders of GMO Benchmark-Free Allocation Fund, a series of the Trust (the “Fund”), to be held on November 10, 2011, at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, on the 2nd Floor of 40 Rowes Wharf, Boston, Massachusetts, at 9:00 a.m., Boston time, and any postponement or adjournment thereof (the “Special Meeting”), for action upon the matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on October 5, 2011 (the “Record Date”) are entitled to be present and to vote at the Special Meeting or any postponed or adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or around October 12, 2011.

The Trustees unanimously recommend that you vote FOR the approval of the new management contract for the Fund.

The Trust is currently comprised of sixty-eight series, but only the Fund is the subject of this proxy statement and only shareholders of the Fund are receiving the enclosed proxy. Each whole share of the Fund is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made on a submitted proxy, the proxy will be voted FOR the approval of the new management contract.

PROPOSAL: APPROVAL OF AMENDED AND RESTATED MANAGEMENT CONTRACT FOR
THE FUND

Overview.  At the Special Meeting, shareholders of the Fund will consider the approval of an amended and restated management contract (the “New Management Contract”) between the Trust, on behalf of the Fund, and Grantham, Mayo, Van Otterloo & Co. LLC, the investment manager to the Fund (“GMO” or the “Manager”). The New Management Contract provides that the Fund shall pay GMO an annual management fee equal to 0.65% of the Fund’s average daily net assets (the “Management Fee”). Pursuant to the New Management Contract, the Management Fee will be reduced or waived by an amount equal to the net management fees that are paid to GMO and indirectly borne by the Fund as a result of the Fund’s investment in other GMO Funds (“underlying GMO Funds”) (after any waivers/reimbursements by GMO to those underlying GMO Funds) (the “Management Fee Waiver”). The Management Fee Waiver will continue for the duration of the New Management Contract, subject to any applicable amendments to the New Management Contract. The New Management Contract and other related changes to the Fund’s fee and expense structure are described in additional detail below under “Description of Management Contracts and Fee Structure Changes.” The Board of Trustees of the Trust (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (such trustees, the “Independent Trustees”), considered and approved the New Management Contract at an in-person meeting held on June 14, 2011, and recommends that shareholders of the Fund vote FOR the approval of the New Management Contract.

Description of Management Contracts and Fee Structure Changes.  GMO currently serves as the investment manager to the Fund pursuant to a management contract between the Trust, on behalf of the Fund, and GMO executed as of June 19, 2003 (the “Current Management Contract”). The Current Management Contract was approved by the Fund’s initial shareholder on June 27, 2003, and provides that it will terminate after an initial two-year term unless it is re-approved annually by the Fund’s Board, including a majority of the Independent Trustees. The Board, including the Independent Trustees, last approved the continuation of the Current Management Contract on May 31, 2011. Please see Exhibit A for a discussion of the Board’s considerations in approving the Current Management Contract.

Under the Current Management Contract, the Fund does not directly pay any management fees to GMO for management services provided by GMO to the Fund. However, the Fund is a “fund-of-funds” that indirectly bears management fees that GMO receives as a result of the Fund’s investments in underlying GMO Funds.

As noted above, under the New Management Contract, the Fund would agree to pay GMO an annual Management Fee equal to 0.65% of average daily net assets of the Fund (the “Management Fee”), and GMO’s Management Fee would be reduced or waived by an amount equal to the Management Fee Waiver. The form of New Management Contract is included in Exhibit B.

If the New Management Contract is approved by shareholders, in addition to the management fee changes discussed above, the Fund also will implement a new shareholder servicing fee arrangement for each outstanding class of shares of the Fund pursuant to a separate servicing agreement between the Trust and GMO (the “New Shareholder Service Agreement”).

Currently, the Fund does not directly pay any shareholder service fees to GMO. However, as a “fund-of-funds,” the Fund indirectly bears shareholder service fees that GMO receives as a result of the Fund’s investments in underlying GMO Funds.

Under the New Shareholder Service Agreement, Class III shares of the Fund will agree to pay GMO an annual shareholder service fee of 0.15% of average daily net assets for such Class (the “Shareholder Service Fee”), but the Shareholder Service Fee would be reduced or waived by an amount equal to the shareholder service fees indirectly borne by the Fund and that are paid to GMO by the underlying GMO Funds in which the Fund invests (after giving effect to any waivers or reductions of such fees by GMO with respect to those underlying GMO Funds) (the “Shareholder Service Fee Waiver”). The Shareholder Service Fee Waiver will continue for the duration of the New Shareholder Service Agreement, subject to any applicable amendments to the New Shareholder Service Agreement.

In addition, if the New Management Contract is approved, GMO will contractually agree to reimburse the Fund for operating expenses other than Excluded Fund Fees and Expenses (the “Fund Expense Reimbursement Agreement”). For these purposes, “Excluded Fund Fees and Expenses” are set forth in the Fund Expense Reimbursement Agreement (a form of which is attached as Exhibit C) and include management fees, shareholder service fees, expenses incurred indirectly by investment in other GMO Funds, fees and expenses of the independent Trustees of the Trust and their independent counsel, fees and expenses for legal services GMO has not undertaken to pay, compensation and expenses of Trust officers and agents who are not affiliated with GMO, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the 1940 Act, but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, and extraordinary, non-recurring and certain other unusual expenses (including taxes). The Fund Expense Reimbursement Agreement will continue through at least December 31, 2012 and may not be terminated prior to such date without the consent of the Trust’s Board of Trustees.

Comparison of Pro Forma Expenses of Current and Proposed Fees.  Set forth below is a comparison, as of February 28, 2011, of (a) the Fund’s current fees and operating expenses under the Current Management Contract and current fee structure for Class III shares of the Fund to (b) the fees and expenses under the proposed New Management Contract Agreement and new fee structure described above.

Pro Forma Expense Comparison of Current and Proposed Fees (as of February 28, 2011)

Annual Operating Expenses

Shareholder Fees — Class III
(fees paid directly from your investment)

New Management Contract
	Current Management	and New Fee Structure if
	Contract and Current	New Management Contract
	Fee Structure	is Approved

Purchase premium (as a percentage of amount invested)	0.09%[1]	0.09%[1]
Redemption fee (as a percentage of amount redeemed)	0.09%[1]	0.09%[1]

Annual Fund Operating Expenses — Class III
(expenses that you pay each year as a percentage of the value of your investment)

		New Management Contract
	Current Management	and New Fee Structure if
	Contract and Current Fee	New Management Contract
	Structure	is Approved

Management fee	0.00%	0.65%[4]
Shareholder service fee	0.00%	0.15%[4]
Other expenses	0.02%	0.02%
Acquired fund fees and expenses	0.57%[2]	0.57%[2]
Total annual operating expenses	0.59%	1.39%
Expense reimbursement	(0.01%)[3]	(0.50%)[4]
Total annual operating expenses after expense reimbursement	0.58%	0.89%

[1]	Purchase premiums and redemption fees for the Fund are typically reassessed annually based on the weighted average of (i) the estimated transaction costs for directly held assets and (ii) the purchase premiums and/or redemption fees, if any, imposed by the underlying GMO Funds in which the Fund invests, provided that, if that weighted average is less than 0.05%, the Fund usually does not charge a purchase premium or redemption fee.

[2]	The amount has been restated to reflect current fees of the underlying GMO Funds.

[3]	Subject to the exclusion of the Excluded Fund Fees and Expenses (as defined on page 2), GMO has contractually agreed to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.00% of the Fund’s average daily net assets. This expense limitation will continue through at least June 30, 2012, and may not be terminated prior to this date without the consent of the Fund’s Board of Trustees.

[4]	Pursuant to the New Management Contract, the Fund’s management fee will be reduced or waived by an amount equal to the Management Fee Waiver. Pursuant to the New Shareholder Service Agreement, the shareholder service fee set forth above for Class III shares of the Fund will be reduced or waived by an amount equal to the Shareholder Service Fee Waiver. Pursuant to the Fund Expense Reimbursement Agreement, and subject to the exclusion of the Excluded Fund Fees and Expenses, GMO (a) has contractually agreed to reimburse the Fund to the extent the Fund’s total annual operating expenses exceed 0.00% of the Fund’s average daily net assets and (b) has contractually agreed to reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other underlying GMO Funds (excluding those Funds’ management fees and shareholder service fees to the extent they have already been waived/reimbursed pursuant to the fee waiver/reduction provisions set forth in the Fund’s management contract or shareholder service agreement, and also excluding those Funds’ excluded fund fees and expenses as defined in those Funds’ expense reimbursement agreements, if any), subject to a maximum total reimbursement to the Fund of such fees and expenses (together with the Fund’s Management Fee Waiver) equal to 0.65% of the Fund’s average daily net assets. The Fund Expense Reimbursement Agreement will continue through at least December 31, 2012, and may not be terminated prior to this date without the consent of the Fund’s Board of Trustees.

Example under Current Management Contract and Current Fee Structure Compared to New
Management Contract and New Fee Structure if New Management Contract is Approved

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If You Sell Your Shares				If You Do Not Sell Your Shares
	1 Year*	3 Years	5 Years	10 Years	1 Year*	3 Years	5 Years	10 Years

Current Management Contract and Fee Structure — Class III	$78	$252	$442	$991	$68	$272	$431	$977
New Management Contract and Proposed Fee Structure — Class III	$109	$454	$823	$1,860	$100	$444	$812	$1,878

*	After reimbursement

Management Fee Comparison.  Set forth below is a comparison, for the fiscal year ended February 28, 2011, of (a) the management fees under the Current Management Contract (i) paid directly by the Fund to GMO and (ii) indirectly borne by the Fund and paid to GMO as a result of the Fund’s investment in underlying GMO Funds (after any waivers/reimbursements by GMO to those underlying GMO Funds) to (b) the management fees that would have been paid to GMO (directly by the Fund and through the underlying GMO Funds) if the New Management Contract had been in effect during that period.

			Management Fees Borne
	Management		Indirectly by the Fund and
	Fees Paid		Paid to GMO from Fund’s
	Directly by Fund		Investment in underlying
	to GMO		GMO Funds	Total Management Fees

Current Management Contract	$0		$8,522,456	$8,522,456
New Management Contract	$4,809,757	*	$8,522,456	$13,332,253

*	After giving effect to the management fee reduction described above under “Description of Management Contracts and Fee Structure Changes.”

The percentage increase in “Total Management Fees” between the Current Management Contract and New Management Contract would have been approximately 56%.

Comparison of Other Key Terms of the Management Contracts.  Other than the Management Fee arrangement described above, the terms of the Current Management Contract and New Management Contract (each a “Contract”) are substantially the same. Under each Contract, GMO, under the supervision of the Board of Trustees, agrees to: (i) furnish continuously an investment program for the Fund, make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and the fund accounting services for the Fund being supplied by an administrator as the Fund may engage from time to time) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with GMO. GMO also is responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Each Contract provides that, after its initial two-year term, it continues in effect from year to year, but only as long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees, or by the vote of a majority of the outstanding voting securities of the Fund. The Current Management Contract will terminate on July 1, 2012 unless its continuation is approved in the manner described above. If approved by shareholders, the New Management Contract would terminate two years after its effective date (currently expected to be December 31, 2011) unless its continuation is approved in the manner described above. Each Contract may be terminated at any time, without the payment of any penalty, by the vote of a “majority of the outstanding voting securities” of the Fund or by the Board of Trustees, in each case on 60 days’ written notice, or by GMO on 60 days’ written notice. Each Contract terminates automatically in the event of its assignment.

Each Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of GMO, or reckless disregard of its obligations and duties hereunder, GMO shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services under the Contract.

Board Considerations of the New Management Contract.  At a meeting of the Trust’s Board of Trustees held on June 3, 2011, the Trust’s Independent Trustees considered the terms of the proposed New Management Contract and determined to recommend its approval to the full Board of Trustees. At an in-person meeting held on June 14, 2011, the Board of Trustees, including all of the Independent Trustees, approved the New Management Contract and resolved to recommend approval of the New Management Contract by the Fund’s shareholders.

In connection with its consideration of the New Management Contract, the Board of Trustees met privately with its independent legal counsel and independent compliance consultant. In addition to the information the Board took into account in connection with its approval of the Current Management Contract on May 31, 2011, as described in Exhibit A, the Board also considered the following factors, among others:

•	That GMO is not currently being paid by the Fund for what the Trustees believe to be valuable asset allocation services.

•	Under the New Management Contract, GMO’s Management Fee would be reduced or waived by an amount equal to the Management Fee Waiver (i.e., net management fees that are paid to GMO and indirectly borne by the Fund as a result of the Fund’s investment in underlying GMO Funds (after any waivers/reimbursements by GMO to those underlying GMO Funds)).

•	The Fund’s Management Fee under the New Management Contract compares favorably with the fees paid by GMO’s institutional accounts for GMO’s real return strategies.

•	The Fund’s current estimated total expenses under the New Management Contract would remain below the median of leading competitors identified by GMO.

•	The total direct and indirect fees paid by the Fund to GMO for management services under the New Management Contract will be at least 0.65% of the Fund’s average daily net assets per annum and could be higher depending on the allocation of the Fund’s assets among underlying GMO Funds.

After considering these factors, among others, the Board of Trustees (including all of the Independent Trustees) concluded that the approval of the New Management Contract was in the best interests of the Fund. In reaching this conclusion the Board of Trustees did not give particular weight to any single factor identified above.

Required Vote.  Approval of the New Management Contract requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which means the lesser of: (a) 67% or more of the Fund’s outstanding shares present at the meeting, in person or by proxy, if more than 50% of the Fund’s outstanding shares are present in person or by proxy, or (b) more than 50% of the Fund’s outstanding shares. Additional information about voting is provided below. If the vote required to approve the New Management Contract is not obtained, the Current Management Contract would remain in effect, and the Board of Trustees would consider other actions it deems in the best interests of the Fund.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
APPROVAL OF THE NEW MANAGEMENT CONTRACT FOR THE FUND.

INFORMATION ABOUT GMO

GMO, 40 Rowes Wharf, Boston, Massachusetts 02110, provides management and shareholder services to the Fund, other funds of the Trust, privately offered funds and separately managed accounts. GMO is a private company, founded in 1977. As of May 31, 2011, GMO provided investment advisory services on a worldwide basis to more than $100 billion of client assets, including the GMO Funds and other investors, such as pension plans, endowments, and foundations.

Exhibit D sets forth information regarding GMO’s directors and chief executive officer.

Exhibit E sets forth Trustees and officers of the Trust who also hold positions with GMO or its affiliates.

Exhibit F sets forth information about securities owned by the Trustees and officers of the Trust who are not members of GMO in entities controlled by, or under common control with, GMO.

GMO acts as investment adviser to another investment company having a similar investment objective to the Fund (the “Similar Fund”). Exhibit G sets forth information regarding the Similar Fund.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Methods of Tabulation.  The shareholders of the Fund vote together as a single class on the approval of the New Management Contract. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers (the “Tellers”) for the Special Meeting. The presence at the meeting of 40% of the Fund’s outstanding shares entitled to vote at the Special Meeting constitutes a quorum for the Special Meeting.

The Tellers will count the total number of votes cast “for” approval of the New Management Contract for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and “broker non-votes” will have the effect of a negative vote on the proposal.

A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on a challenger. A proxy with respect to Fund shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

Other Business.  The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, they intend that proxies that do not contain specific restrictions to the contrary be voted on such matters in accordance with the judgment of the persons named in the proxy card.

Revocation of Proxies.  Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the Trust, (ii) by a properly executed later-dated proxy received by the Clerk of the Trust, or (iii) by an in-person vote at the Special Meeting. Attendance at the Special Meeting will not in and of itself revoke a proxy. Shareholders may revoke a proxy as often as they wish before the Special Meeting. Only the latest dated, properly executed proxy card received prior to or at the Special Meeting will be counted.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders.  The Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust’s proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Adjournment.  In the event that a quorum is not present and/or sufficient votes in favor of the New Management Contract are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the approval of the New Management Contract. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned, as required by the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the New Management Contract. They will vote against any such adjournment those proxies required to be voted against the New Management Contract.

Financial Information.  A copy of the Annual Report for the Fund for the most recent fiscal year ended (i.e., February 28, 2011), including financial statements, has previously been mailed to shareholders. Upon request, the Fund will furnish, without charge, to any of its shareholders, a copy of the Annual Report of the Fund for its most recent fiscal year and a copy of its semiannual report for any subsequent semiannual period. Requests may be made in writing to Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, Attn: Shareholder Services or made by telephone by calling collect 1-617-346-7646.

Additional Information.  The costs of solicitation of proxies and expenses incurred in connection with the preparation of proxy materials are being borne by GMO. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person or by telephone. The Trust has engaged The Altman Group to provide shareholder meeting services, including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tabulation. The costs of these services are expected be approximately $2,000.

Only one copy of this Proxy Statement may be mailed to a shareholder holding shares in multiple accounts within the Fund. Additionally, unless the Trust has received contrary instructions, only one copy of this Proxy Statement will be mailed to a given address where two or more shareholders share that address. Additional copies of the Proxy Statement will be delivered promptly upon request. Requests may be sent to The Altman Group, 60 East 42nd Street, Suite 916, New York, New York 10165 or made by telephone by calling collect 1-877-864-5051.

FUND INFORMATION

General Information and Mailing Address.  The Trust is an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Massachusetts business trust. The Fund is a series of the Trust. The mailing address of the Trust and the Fund is 40 Rowes Wharf, Boston, Massachusetts 02110.

Manager.  Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110, serves as the Trust’s investment manager and administers the Trust’s business affairs.

Distributor.  Funds Distributor, LLC, 10 High Street, Suite 302, Boston, Massachusetts 02110, serves as the Trust’s distributor (the “Distributor”) on behalf of the Fund. The Distributor is not affiliated with GMO.

Share Ownership.  As of the date of this Proxy Statement, only Class III shares of the Fund are outstanding. Please refer to Exhibit H for additional information about Class III shares and a list of persons known by the Fund to own beneficially 5% or more of the outstanding Class III shares the Fund as of June 30, 2011. Please refer to Exhibit I for additional information about ownership of Fund shares by the Trustees and principal executive officers of the Trust as of June 30, 2011. As of June 30, 2011, the Trustees and officers of the Trust as a group owned 1% or less of the outstanding shares of each class of shares of the Fund.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

October 12, 2011

EXHIBIT A – BOARD CONSIDERATIONS IN APPROVING
CURRENT MANAGEMENT CONTRACT

GMO Benchmark-Free Allocation Fund

In determining to approve the renewal of the management agreement of the Fund (the “Current Management Contract”) for an additional twelve month period commencing June 30, 2011, the Trustees, all but one of whom is not an “interested person” of GMO Trust (the “Trust”), considered information that they believed, in light of the legal advice furnished to them, to be relevant. The Trustees considered separately the management agreement for each series of the Trust (collectively, the “funds”) but also noted that the interests of the funds overlapped to a considerable extent.

As discussed below, at meetings throughout the year, the Trustees considered information relevant to renewal of the Current Management Contract. In addition, at a meeting held on April 29, 2011, the full Board of Trustees met with representatives of Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”) to discuss, among other things, the investment performance of the funds and various methods for evaluating fund performance. At a separate meeting also held on April 29, 2011 and attended only by the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), their independent legal counsel and their independent compliance consultant, the Independent Trustees discussed extensive materials provided by the Manager to the Trustees for purposes of considering the renewal of the Current Management Contract. At the conclusion of those meetings, the Independent Trustees instructed their independent legal counsel to request additional information from the Manager, and the Manager provided that information prior to and at a meeting of the Trustees on May 31, 2011. In addition, at the meeting of the Trustees on May 31, 2011, representatives of the Manager met with the Trustees to answer questions.

The Trustees met over the course of the year with the Manager’s investment advisory personnel and considered information provided by the Manager relating to the education, experience, and number of investment professionals and other personnel providing services under the Current Management Contract. The Trustees also considered information concerning the investment philosophy of, and investment process applied by, the Manager in managing the Fund’s portfolio and the level of skill required. In evaluating that information, the Trustees focused particularly on the Manager’s internal resources and the time and attention devoted by the Manager’s senior management to the Fund. The Trustees also considered the business reputation of the Manager and its professional liability insurance coverage.

The Trustees considered that the Fund seeks a positive total return and does not seek to outperform a particular securities market index or blend of market indices. The Trustees also considered the Fund’s investment performance as compared to funds managed by other managers deemed by third-party data services to have similar objectives. The Trustees reviewed the Fund’s performance, including information as to performance in relation to risk, over various periods, including one-, three-, five- and seven-year periods and for the life of the Fund, and information prepared by the third-party data services, various other statistical measures of the Fund’s performance, and factors identified by the Manager as contributing to the Fund’s performance. The Trustees observed that the comparative data provided by the third-party data services was based on peer groups that included funds with investment approaches that were substantially different from that of the Fund and gave correspondingly less weight to that information. The Trustees also considered the qualifications and experience of the personnel responsible for managing the Fund, the support those personnel received from the Manager, the investment techniques used by the Manager to manage the Fund’s investments, and the overall competence of the Manager.

The Trustees also gave substantial consideration to the fact that the Fund does not pay a fee to the Manager under the Current Management Contract or the Fund’s shareholder servicing agreement, but that the Fund indirectly bears management and shareholder servicing fees paid to the Manager by the other funds of the Trust in which the Fund invests. The Trustees also considered other so-called “fallout benefits” to the Manager and also possible reputational value derived from serving as investment manager to the Fund. The Trustees considered the ability of the funds of the Trust to establish a public record of their performance also to be a potential fallout benefit to the Manager because of the opportunity that record might create for the Manager to increase assets under management by, for example, attracting new clients, entering into sub-advisory relationships with other fund groups, and/or expanding existing client relationships. The Trustees reviewed information provided by the Manager regarding the Manager’s standard fee rates for separately managed accounts. The Trustees noted that they had approved renewal of the Manager’s management agreements with the other funds of the Trust in which the Fund may invest and had concluded that the advisory fees charged to those funds were reasonable, after considering, among other things: possible economies of scale to the Manager in connection with its management of other funds; the Manager’s profitability with respect to those other funds and the Trust as a whole; and information prepared by a third-party data service concerning fees paid to managers of funds deemed by that service to have similar objectives to those funds in which the Fund invests.

In assessing the nature and quality of the services provided by the Manager, the Trustees considered a range of factors in addition to performance. The Trustees considered the rigor and discipline with which the Manager manages the Fund and the extent and quality of the resources, including human resources, brought to bear by the Manager. The Trustees also considered the extent and quality of the non-investment advisory services provided by the Manager, including financial reporting, legal, compliance and administrative services. The Trustees evaluated the Manager’s record with respect to regulatory compliance and compliance with the investment policies of the Fund and other funds of the Trust. The Trustees also evaluated the procedures of the Manager designed to fulfill the Manager’s fiduciary duty to the Fund with respect to possible conflicts of interest, including the Manager’s code of ethics (regulating the personal trading of its officers and employees), the procedures by which the Manager allocates trades among its investment advisory clients, the systems in place to ensure compliance with the foregoing, and the record of the Manager in these matters. The Trustees also received information concerning the

A-1

Manager’s practices with respect to the execution of portfolio transactions. Finally, the Trustees also considered the Manager’s practices and record with respect to the resolution of trading, net asset value determination, and other errors.

The Trustees considered the scope of the services provided by the Manager to the Fund under the Current Management Contract. The Trustees noted that the Trust’s counsel had advised (and independent legal counsel had confirmed) that, in their experience, the standard of care set forth in the Current Management Contract was typical for mutual fund management agreements. The Trustees noted that the scope of the Manager’s services to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to achieve the Fund’s investment objective, compliance with the Fund’s investment restrictions, tax and reporting requirements, and shareholder services. The Trustees considered the Manager’s oversight of non-advisory services provided by persons other than the Manager, considering, among other things, the Fund’s total expenses, the Manager’s reimbursement of certain expenses pursuant to its contractual expense reimbursement arrangement in place with the Fund, and the reputation of the Fund’s other service providers.

After reviewing these factors, among others, the Trustees concluded, within the context of their overall conclusions regarding the agreement, that the nature, extent, and quality of services provided supported the renewal of the Current Management Contract.

Following their review, on May 31, 2011, the Independent Trustees in their capacity as such, and then all Trustees voting together, based on their evaluation of all factors that they deemed to be material, including those factors described above, approved the renewal of the Current Management Contract for an additional twelve-month period commencing June 30, 2011.

A-2

EXHIBIT B – FORM OF NEW MANAGEMENT CONTRACT

AMENDED AND RESTATED MANAGEMENT CONTRACT

Amended and Restated Management Contract executed as of [          ], 2011 between GMO TRUST, a Massachusetts business trust (the “Trust”) on behalf of its series GMO Benchmark-Free Allocation Fund (the “Fund”), and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, a Massachusetts limited liability company (the “Manager”).

W I T N E S S E T H:

That in consideration of the mutual covenants herein contained, it is agreed as follows:

SERVICES TO BE RENDERED BY MANAGER TO THE TRUST.

(a) Subject always to the control of the Trustees of the Trust and to such policies as the Trustees may determine, the Manager will, at its expense, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and the fund accounting services for the Fund being supplied by State Street Bank and Trust Company or such other administrator as the Fund may engage from time to time) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. In the performance of its duties, the Manager will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund’s stated investment objective, policies and restrictions.

(b) In placing orders for the portfolio transactions of the Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Manager shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and financial strength and stability of the broker. Subject to such policies as the Trustees may determine, the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Contract or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager’s overall responsibilities with respect to the Trust and to other clients of the Manager as to which the Manager exercises investment discretion.

(c) The Manager shall not be obligated under this agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Manager pursuant to this Section 1 other than as provided in Section 3.

OTHER AGREEMENTS, ETC.

It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Manager, and in any person controlled by or under common control with the Manager, and that the Manager and any person controlled by or under common control with the Manager may have an interest in the Trust. It is also understood that the Manager and persons controlled by or under common control with the Manager have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses.

COMPENSATION TO BE PAID BY THE TRUST TO THE MANAGER.

The Fund will pay to the Manager as compensation for the Manager’s services rendered, for the facilities furnished and for the expenses borne by the Manager pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.65% of the Fund’s average daily net asset value (the “Management Fee”). Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month at the close of business on each business day during such month while this Contract is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month. The Management Fee will be reduced or waived by an amount equal to the net management fees that are paid to the Manager and indirectly borne by the Fund as a result of the Fund’s investment in other series of the Trust (after any waivers/reimbursements by the Manager to those other series of the Trust).

In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Manager for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Manager may, by written notice to the Trust, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Manager may prescribe in such notice, the compensation due the Manager shall be reduced, and, if necessary, the Manager shall bear the Fund’s expenses to the extent required by such expense limitation.

If the Manager shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

ASSIGNMENT TERMINATES THIS CONTRACT; AMENDMENTS OF THIS CONTRACT.

This Contract shall automatically terminate, without the payment of any penalty, in the event of its assignment; and this Contract shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager.

EFFECTIVE PERIOD AND TERMINATION OF THIS CONTRACT.

This Contract shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

(a) Either party hereto may at any time terminate this Contract by not more than sixty days’ written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

(b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Contract, then this Contract shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Contract as provided herein, the Manager may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

Termination of this Contract pursuant to this Section 5 shall be without the payment of any penalty.

CERTAIN DEFINITIONS.

For the purposes of this Contract, the “affirmative vote of a majority of the outstanding shares” of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

For the purposes of this Contract, the terms “affiliated person”, “control”, “interested person” and “assignment” shall have their respective meanings defined in the Investment Company Act of 1940 and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase “specifically approve at least annually” shall be construed in a manner consistent with the Investment Company Act of 1940 and the rules and regulations thereunder.

NONLIABILITY OF MANAGER.

In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

INITIALS “GMO”.

The Manager owns the initials “GMO” which may be used by the Trust only with the consent of the Manager. The Manager consents to the use by the Trust of the name “GMO Trust” or any other name embodying the initials “GMO”, in such forms as the Manager shall in writing approve, but only on condition and so long as (i) this Contract shall remain in full force and (ii) the Trust shall fully perform, fulfill and comply with all provisions of this Contract expressed herein to be performed, fulfilled or complied with by it. No such name shall be used by the Trust at any time or in any place or for any purposes or under any conditions except as in this section provided. The foregoing authorization by the Manager to the Trust to use said initials as part of a business or name is not exclusive of the right of the Manager itself to use, or to authorize others to use, the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to authorize others to use the same; the Trust acknowledges and agrees that as between the Manager and the Trust, the Manager has the exclusive right so to use, or authorize others to use, said initials and the Trust agrees to take such action as may reasonably be requested by the Manager to give full effect to the provisions of this section (including, without limitation, consenting to such use of said initials). Without limiting the generality of the foregoing, the Trust agrees that, upon any termination of this Contract by either party or upon the violation of any of its provisions by the Trust, the Trust will, at the request of the Manager made within six months after the Manager has knowledge of such termination or violation, use its best efforts to change the name of the Trust so as to eliminate all reference, if any, to the initials “GMO” and will not thereafter transact any business in a name containing the initials “GMO” in any form or combination whatsoever, or designate itself as the same entity as or successor to an entity of such name, or otherwise use the initials “GMO” or any other reference to the Manager. Such covenants on the part of the Trust shall be binding upon it, its trustees, officers, stockholders, creditors and all other persons claiming under or through it.

LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

IN WITNESS WHEREOF, GMO TRUST and GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

GMO TRUST

By
Name:     Jason Harrison

Title:	Clerk

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

By
Name:     J.B. Kittredge

Title:	General Counsel

EXHIBIT C – FORM OF FUND EXPENSE REIMBURSEMENT AGREEMENT

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

NOTIFICATION OF UNDERTAKING TO REIMBURSE
CERTAIN FUND EXPENSES

NOTIFICATION made [          ], 2011 by GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC, a Massachusetts limited liability company (the “Advisor”), to GMO TRUST, a Massachusetts business trust (the “Trust”), on behalf of its series, GMO Benchmark-Free Allocation Fund (the “Fund”).

WITNESSETH:

WHEREAS, the Advisor has organized the Fund to serve primarily as an investment vehicle for certain large institutional accounts; and

WHEREAS, the Advisor believes it would benefit from a high sales volume of shares of the Fund in that such a volume would maximize the Advisor’s fee as investment adviser to the Fund; and

WHEREAS, the Advisor has agreed to reimburse the Fund for certain Fund expenses so as to reduce or eliminate certain costs otherwise borne by shareholders of the Fund and to enhance the returns generated by shareholders of the Fund.

NOW, THEREFORE, the Advisor hereby notifies the Trust that the Advisor shall, as set forth below, reimburse a portion of the expenses of the Fund through the date designated by the Advisor in this Notification (the “Reimbursement Date”) (and any subsequent periods as may be designated by the Advisor by notice to the Trust).

The Advisor will be obligated to reimburse the Fund if the Fund’s total annual operating expenses (excluding fees and expenses identified below (the “Excluded Fund Fees and Expenses”)) exceed 0.00% of the Fund’s average daily net assets.

As used in this Notification, Excluded Fund Fees and Expenses are: management fees, shareholder service fees, expenses indirectly incurred by investment in other Funds of the Trust, fees and expenses of the independent trustees of the Trust and their independent counsel, fees and expenses for legal services the Advisor for the Trust has not undertaken to pay, compensation and expenses of Trust officers and agents who are not affiliated with the Advisor, brokerage commissions, securities lending fees and expenses, interest expense, transfer taxes, and other investment-related costs (including expenses associated with investments in any company that is an investment company (including an exchange-traded fund) or would be an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), but for the exceptions to the definition of investment company provided in Sections 3(c)(1) and 3(c)(7) of the 1940 Act), hedging transaction fees, and extraordinary, non-recurring and certain other unusual expenses (including taxes).

In addition, the Advisor shall reimburse the Fund for the amount of fees and expenses incurred indirectly by the Fund through its direct or indirect investment in other GMO Funds, excluding those Funds’ management fees and shareholder service fees to the extent they have already been waived/reimbursed pursuant to the fee waiver/reduction provisions set forth in the Fund’s management contract or shareholder service agreement and also excluding those Funds’ Excluded Fund Fees and Expenses as defined in those Funds’ Notifications of Undertaking to Reimburse Certain Fund Expenses, if any, subject to a maximum total reimbursement to the Fund of such fees and expenses, together with the Fund’s management fee waiver/reduction under the Fund’s management contract, equal to 0.65% of the Fund’s average daily net assets.

The Reimbursement Date for the Fund is December 31, 2012 and may be extended by the Manager at its discretion.

In providing this Notification, the Advisor understands and acknowledges that the Trust intends to rely on this Notification, including in connection with the preparation and printing of the Trust’s prospectuses and its daily calculation of the Fund’s or its class’ net asset value.

Please be advised that all previous notifications by the Advisor with respect to fee waivers and/or expense limitations regarding the Fund shall hereafter be null and void and of no further force and effect.

C-1

IN WITNESS WHEREOF, the Advisor has executed this Notification of Undertaking to Reimburse Certain Fund Expenses on the day and year first above written.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

By:
Name:     J.B. Kittredge

Title:	General Counsel

C-2

EXHIBIT D – DIRECTORS AND CEO OF GMO

Information about the directors and chief executive officer of GMO is set forth below. Information regarding members of GMO with 10% ownership in voting securities of GMO is also set forth below. The address of each of them is c/o Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110.

Name of Directors and Chief Executive Officer	Principal Occupation(s)

R. Jeremy Grantham*	Chief Investment Strategist, Member of the Board
Eyk Van Otterloo*	Member of the Board
John Rosenblum	Vice Chairman of the Board
Christopher Darnell	Member of the Board
Arjun Divecha	Chairman of the Board; Investment Director – Emerging Markets
Ben Inker	Member of the Board; Investment Director – Asset Allocation
Brad Hilsabeck	Member of the Board; Chief Executive Officer
Forrest Berkley	Member of the Board
Myra Drucker	Member of the Board

*	R. Jeremy Grantham, Eyk Van Otterloo and Richard A. Mayo, a founding member of GMO, own 10% or more of the voting securities of GMO.

D-1

EXHIBIT E – INTERESTED TRUSTEE AND OFFICER INFORMATION

The table below contains information concerning Trustees and officers of the Trust who hold positions with GMO or its affiliates. The address of each of them is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. Mr. Kittredge is a member of, and has a direct ownership interest in, GMO. As a member of GMO, Mr. Kittredge will benefit from management, shareholder servicing and any other fees paid to GMO and its affiliates by the Fund. None of the other individuals listed below has an ownership or other material direct or indirect interest in GMO and its affiliates.

Name and Date	Position(s) Held	Length	Principal Occupation(s)
of Birth	with the Trust	of Time Served	During Past 5 Years[2]
Joseph B. Kittredge, Jr1 DOB: 08/22/1954	Interested Trustee; President and Chief Executive Officer of the Trust	Trustee since March 2010; President and Chief Executive Officer of the Trust since March 2009.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (prior to October 2005).

Sheppard N. Burnett DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Administration (December 2006 – present), Fund Administration Staff (June 2004 – November 2006), Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Mahmoodur Rahman DOB: 11/30/1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present); Vice President and Senior Tax Manager, Massachusetts Financial Services Company (January 2000 – April 2007).

Carolyn Haley DOB: 07/12/1966	Assistant Treasurer	Since June 2009.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (May 2009 – present); Treasurer and Chief Compliance Officer, Hambrecht & Quist Capital Management LLC (April 2007 – April 2009); Senior Manager, PricewaterhouseCoopers LLP (2003 – 2007).

John McGinty DOB: 08/11/1962	Chief Compliance Officer	Since February 2011.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (July 2009 – present); Senior Vice President and Deputy General Counsel (January 2007 – July 2009), Vice President and Associate General Counsel (February 2006 – December 2006), Fidelity Investments.

Jason B. Harrison DOB: 01/29/1977	Chief Legal Officer, Vice President-Law and Clerk	Chief Legal Officer since October 2010; Vice President-Law since October 2010; Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006).

David L. Bohan DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Gregory L. Pottle DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Anne K. Trinque DOB: 04/15/1978	Vice President and Assistant Clerk	Since September 2007.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (January 2007 – present); Attorney, Goodwin Procter LLP (September 2003 – January 2007).

E-1

Name and Date	Position(s) Held	Length	Principal Occupation(s)
of Birth	with the Trust	of Time Served	During Past 5 Years[2]
Heather Schirmer DOB: 6/10/1974	Vice President and Assistant Clerk	Since March 2011.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

[1]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above.

[2]	Each of Messrs. Burnett, Bohan and Pottle and Mses. Haley, Trinque and Schirmer serves as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser.

E-2

EXHIBIT F – OWNERSHIP IN GMO RELATED COMPANIES

The table below sets forth information about securities owned by the Trustees and officers of the Fund who are not members of GMO, as of June 30, 2011, of entities controlled by, or under common control with, GMO.

	Name of
	Owner(s) and
Name of Independent	Relationship		Title of	Value of
Trustee	to Trustee	Company	Class	Securities	% of Class
Donald W. Glazer	Self	GMO Multi-Strategy Fund (Offshore), a private investment company managed by GMO[1]	Limited partnership interest – Class A	$1,107,987.60	0.030%

*	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2009 and December 31, 2010, these entities paid $397,491 and $1,238,183, respectively, in legal fees and disbursements to Goodwin. In correspondence with the Staff of the SEC beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[1]	GMO may be deemed to “control” this fund by virtue of its serving as investment manager of the fund and by virtue of its ownership of all the outstanding voting shares of the fund as of June 30, 2011.

None of the other Trustees and officers of the Fund who are not members of GMO owned securities, of entities controlled by, or under common control with, GMO as of June 30, 2011.

F-1

EXHIBIT G – INFORMATION REGARDING SIMILAR FUND

Has GMO Waived,
		Current	Reduced or Otherwise
		Management	Agreed to Reduce
		Fee/Shareholder	Management Shareholder
		Service Fee Paid	Service Fees Incurred
	Net Assets as of	by the Fund to	(Directly or Indirectly) by
Fund Name	June 30, 2011	GMO	the Fund?
GMO Benchmark-Free Fund	$939,981,851	None/None*	No

*	Bears indirectly management fees and shareholder services fees charged by the underlying GMO funds in which the Fund invests.

G-1

EXHIBIT H – SHARES OUTSTANDING AND BENEFICIAL OWNERSHIP

As of the Record Date (i.e., October 5, 2011), there were 7,287,356.115 shares outstanding for Class III shares of the Fund.

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding Class III shares of the Fund as of June 30, 2011.

CLASS	NAME AND ADDRESS	NUMBER OF SHARES	PERCENT OWNERSHIP
Class III	JP Morgan Chase Bank as Trustee for The Boeing Company Employee Retirement Plans Master Trust 100 N. Riverside Plaza Chicago, IL 60606-1596	12,911,354.994	12.46%

Class III	Abbott Laboratories Annuity Retirement Trust 200 Abbott Park Road Abbott Park, IL 60064-3500	12,490,954.362	12.06%

Class III	Screen Actors Guild - Producers Pension Plan 3601 West Olive Avenue, 2nd Floor Burbank, CA 91505-4662	11,005,033.515	10.62%

Class III	Maine Public Employees Retirement System 46 State House Station Augusta, ME 04333	8,814,945.279	8.51%

Class III	The Ministers and Missionaries Benefit Board of American Baptist Churches 475 Riverside Drive, Suite 1700 New York, NY 10115-0049	6,576,021.243	6.35%

Class III	Wyoming Retirement System 6101 Yellowstone Road, Suite 500 Cheyenne, WY 82002	5,895,259.565	5.69%

H-1

EXHIBIT I – TRUSTEE AND EXECUTIVE OFFICER OWNERSHIP OF THE FUND

The following table sets forth the Trustees’ and executive officers’ of the Trust direct beneficial share ownership in the Fund as of June 30, 2011. The address of each of them is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

Amount of Ownership in
Name of Trustee/Officer	the Fund*
Donald W. Glazer (Independent Trustee)	4,948.30 Class III shares

Peter Tufano (Independent Trustee)	None

Paul Braverman (Independent Trustee)	None

Joseph B. Kittredge, Jr. (Trustee; President and Chief Executive Officer of the Trust)	None

Sheppard N. Burnett (Treasurer and Chief Financial Officer of the Trust)	1,535.76 Class III shares

*	As of June 30, 2011, the Trustees and officers of the Trust as a group owned 1% or less of the outstanding shares of each class of shares of the Fund.

I-1

PROXY CARD FOR
GMO TRUST
GMO BENCHMARK-FREE ALLOCATION FUND
SPECIAL MEETING OF SHAREHOLDERS – NOVEMBER 10, 2011
The undersigned hereby appoints Jason B. Harrison, David L. Bohan, and Gregory L. Pottle, and each of them separately, as Proxies of the undersigned, with full power of substitution, and hereby authorizes each of them to vote on behalf of the undersigned all shares of GMO Benchmark-Free Allocation Fund (the “Fund”) that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 9:00 a.m., Eastern Time, on November 10, 2011 at the offices of Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, MA 02110 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of The Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby. This Proxy is solicited by the Board of Trustees of GMO Trust on behalf of the Fund. The Board recommends that you vote FOR the proposal.
PLEASE RECORD YOUR VOTING INSTRUCTIONS ON THIS CARD, SIGN IT BELOW, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR VOTE IS IMPORTANT.

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
Note: Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH
This proxy is solicited by the Board of Trustees, who unanimously recommends that you vote “FOR” the Proposal.
VOTE BY PHONE:
To cast your vote by phone with a proxy voting representative, call toll-free 1(877) 864-5051 and provide the representative with the TAG ID found on the bottom left corner of this proxy card. Representatives are available to take your voting instructions Monday through Friday 9:00 A.M. to 10:00 P.M. and Saturday 12:00 P.M. through 6:00 P.M. Eastern Time.
VOTE BY MAIL:
To vote your proxy by mail, check the appropriate voting box on the reverse side of the Proxy Ballot, sign and date the ballot and return it in the enclosed postage-paid envelope or mail to: TAG Proxy Services, P.O. Box 6500, Carlstadt, NJ 07072-0500.
DEAR SHAREHOLDER:
YOUR VOTE IS IMPORTANT. PLEASE HELP US TO AVOID THE EXPENSE OF FOLLOW-UP MAILINGS BY SIGNING AND RETURNING THIS PROXY CARD. A POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. PLEASE REFER TO THE BACK OF THE PROXY CARD FOR ADDITIONAL INFORMATION REGARDING THE PROPOSAL.

TAGID	SCANNER CODE	CUSIP

GMO BENCHMARK-FREE ALLOCATION FUND
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement for this meeting is available at www.proxyonline.us/docs/gmobmfa.pdf.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. ABSTENTIONS DO NOT CONSTITUTE A VOTE FOR AND EFFECTIVELY RESULT IN A VOTE AGAINST THE PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.
PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2PENCIL: ■
PLEASE DO NOT USE FINE POINT PENS.

		FOR	AGAINST	ABSTAIN
1.	To approve a new management contract between GMO Trust, on behalf of GMO Benchmark-Free Allocation Fund (the “Fund”), and Grantham, Mayo, Van Otterloo & Co. LLC, the investment manager to the Fund.	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting and any postponement or adjournment thereof.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
THIS CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT
PROMPTLY. PROXY BALLOTS MUST BE RECEIVED PRIOR TO THE SPECIAL MEETING TO BE COUNTED.
PLEASE SIGN AND DATE ON REVERSE SIDE.

TAGID	SCANNER CODE	CUSIP: